Description of Business	6 Months Ended
Jun. 30, 2022
Description of Business [Abstract]
DESCRIPTION OF BUSINESS

NOTE 1 - DESCRIPTION OF BUSINESS:

Overview

G Medical Innovations Holdings Ltd. (“G Medical” and together with its subsidiaries, the “Company”) was incorporated in October 2014 under the laws of the Cayman Islands. G Medical's registered address is P.O. Box 10008, Willow House, Cricket Square, Grand Cayman, KY1-1001, Cayman Islands.

In May 2017, the Company was admitted to the official list on the Australian Stock Exchange ("ASX") under the symbol GMV. In October 2020, the Company voluntarily delisted itself from the Official List on the ASX.

In June 2021, the Company closed its initial public offering of 3,000,000 units, each unit consisting of one ordinary share and one warrant to purchase one ordinary share of the Company for gross proceeds of approximately $15,000 before deducting underwriting discounts and commissions and other offering-related expenses in the amount of $2,150. Only the costs attributable to the issuance of new shares were deducted from the Company’s equity and listing costs were expensed. The ordinary shares and warrants of the Company began trading on the Nasdaq Capital Market on June 25, 2021, under the symbols “GMVD” and “GMVDW,” respectively.

The Company is an early commercial stage healthcare company engaged in the development of next generation mobile health (or mHealth) and telemedicine solutions, and monitoring service platforms. The Company believes that it is at the forefront of the digital health revolution in developing the next generation of mobile technologies and services that are designed to empower consumers, patients and providers to better monitor, manage and improve clinical and personal health outcomes, especially for those who suffer from cardiovascular disease (“CVD”), pulmonary disease and diabetes. In addition, in December 2021 the Company started a new business activity of COVID-19 testing, in the State of California, providing four kinds of diagnostic tests –Rapid Antigen, A/B Flu , PCR and Antibody tests and in July 2022 the Company introduced a new Direct-To-Customer health testing kits health issues ranging from food sensitivity, Indoor/Outdoor allergies, HPV, thyroid functioning, testosterone levels, and the hemoglobin A1C test, with results going directly to the user within days.

The accompanying Interim Condensed consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company incurred a net loss of $13,287 and $4,771 for the periods ended June 30, 2022, and June 30, 2021, respectively, and has generated $103,655 and $90,634 of accumulated deficit since inception to June 30, 2022, and December 31, 2021, respectively. The Company has incurred negative cash from operation and net losses for the current six month period ended June 30, 2022 and recent years. The Company financed its operation to date by using bank credit line, loans, issuance of shares, convertible securities and loans from its major shareholder. The Company’s major shareholder committed to continue and support the Company’s ongoing operation for the foreseeable future if other sources of funding would not be available to the Company and under certain conditions (see also note 5 and 9).